Exhibit (q)

                                Power of Attorney
                                -----------------

Scudder Aggressive Growth Fund            Scudder Value Series, Inc.
Scudder Blue Chip Fund                    Scudder Variable Series II
Scudder Equity Trust                      Cash Account Trust
Scudder Focus Value Plus Growth Fund      Cash Equivalent Fund
Scudder Growth Trust                      Investors Cash Trust
Scudder High Income Series                Investors Municipal Cash Fund
Scudder Investors Trust                   Scudder Money Funds
Scudder New Europe Fund, Inc.             Scudder YieldWise Funds
Scudder Portfolios                        Tax-Exempt CA Money Market Fund
Scudder State Tax-Free Income Series      Scudder High Income Trust
Scudder Strategic Income Fund             Scudder Intermediate Government & Agency Trust
Scudder Target Fund                       Scudder Multi-Market Income Trust
Scudder Technology Fund                   Scudder Municipal Income Trust
Scudder Total Return Fund                 Scudder Strategic Income Trust
Scudder U.S. Government Securities Fund   Scudder Strategic Municipal Income Trust

Pursuant to the requirements of the Securities Act of 1933, this amendment to its Registration Statement has been signed below by the following persons in the capacities and on the dates indicated. By so signing, the undersigned in their capacity as a director, trustee or officer, or both, as the case may be of the Registrant, does hereby appoint Daniel O. Hirsch, John Millette and Caroline Pearson, and each of them, severally, or if more than one acts, a majority of them, their true and lawful attorney and agent to execute in their name, place and stead (in such capacity) any and all amendments to the Registration Statement and any post-effective amendments thereto and all instruments necessary or desirable in connection therewith, to attest the seal of the Registrant thereon and to file the same with the Securities and Exchange Commission. Each of said attorneys and agents shall have power to act with or without the other and have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or advisable to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and approving the act of said attorneys and agents and each of them.

SIGNATURES                                     TITLE                                             DATE
----------                                     -----                                             ----

/s/Shirley D. Peterson                         Chairman/Trustee/Director                         March 9, 2005
----------------------
Shirley D. Peterson

/s/ John W. Ballantine                         Trustee/Director                                  March 9, 2005
----------------------
John W. Ballantine

/s/Lewis A. Burnham                            Trustee/Director                                  March 9, 2005
-------------------
Lewis A. Burnham

/s/ Donald L. Dunaway                          Trustee/Director                                  March 9, 2005
---------------------
Donald L. Dunaway

/s/ James R. Edgar                             Trustee/Director                                  March 9, 2005
------------------
James R. Edgar

/s/ Paul K. Freeman                            Trustee/Director                                  March 9, 2005
-------------------
Paul K. Freeman

/s/ Robert B. Hoffman                          Trustee/Director                                  March 9, 2005
---------------------
Robert B. Hoffman

/s/ William McClayton                          Trustee/Director                                  March 9, 2005
---------------------
William McClayton

/s/ William N. Shiebler                        Trustee/Director                                  March 9, 2005
-----------------------
William N. Shiebler

/s/ Robert H. Wadsworth                        Trustee/Director                                  March 9, 2005
-----------------------
Robert H. Wadsworth

/s/ John G. Weithers                           Trustee/Director                                  March 9, 2005
--------------------
John G. Weithers